TOYOTA BOSHOKU AMERICA

# Standard Purchase Order

DATE OF ISSUE: 28-NOV-2011 09:57:27

PO NO: 182367

REVISION LEVEL: 0

REVISION DATE:

PROGRAM: 420A

Notes: A proof of delivery must be received with invoice for payment.

| SUPPLIER ADDRESS | SHIPPING ADDRESS |
|---|---|
| D&R TECHNOLOGY INC.<br>7669 KIMBEL STREET<br>MISSISSAUGA ONTARIO N5S 1A7<br>Canada | TOYOTA BOSHOKU CANADA LTD WOODSTOCK<br>230 UNIVERSAL ROAD<br>Woodstock, N4S 7W3<br>Canada |
| | **BILLING ADDRESS** |
| Contact: | TOYOTA BOSHOKU AMERICA<br>1360 DOLWICK DRIVE<br>SUITE 125<br>Erlanger, KY 41018<br>United States |

| SHIP VIA | INCOTERM | PAYMENT TERMS | BUYER | CONFIRM TO |
|---|---|---|---|---|
| | | 45 NET | Christopher Urbanek | |

| LINE | PART NO | REV | DESCRIPTION | DELIVERY DATE | QTY | UOM | UNIT PRICE | EXTENSION | EDIT | TAX |
|---|---|---|---|---|---|---|---|---|---|---|
| 1 | | | Bend Tooling (1 Double Stack Set) | 18-NOV-2011 23:59:00 | 1 | EA | 14350 | 14,350.00 | | T |
| TBA ID TAG: TB-0007-A0T | | | | | | | | | | |
| 2 | | | P2 Press Dieset Part A (71158-X1408) | 18-NOV-2011 23:59:00 | 1 | EA | 54200 | 54,200.00 | | T |
| TBA ID TAG: TD-0042-A0T | | | | | | | | | | |
| 3 | | | P1 Press Dieset Part B and C (71251-X11U1 & 71251-X11U0-B) | 18-NOV-2011 23:59:00 | 1 | EA | 42850 | 42,850.00 | | T |
| TBA ID TAG: TD-0043-A0T | | | | | | | | | | |

MEMO: CONTACT: DRASKO KARANOVIC
DRASKO@DNRTECHNOLOGY.COM

CC: NATHAN.BENNETT@TBAMERICA.COM

PAYMENT TERMS: 30% @DESIGN APPROVAL - NET 45 DAYS
40% @APPROVAL TO SHIP - NET 45 DAYS
30% @FINAL APPROVAL - NET 45 DAYS

| | | |
|---|---|---|
| SUB TOTAL: | (USD) | 111,400.00 |
| TAX: | (USD) | 14,482.00 |
| PO TOTAL: | (USD) | 125,882.00 |

Authorized Signature ____________

THIS PURCHASE ORDER IS SUBJECT TO THE TOYOTA BOSHOKU AMERICA GENERAL TERMS AND CONDITIONS, AS REVISED OR AMENDED FROM TIME TO TIME (THE "TERMS AND CONDITIONS"). The Terms and Conditions, which are incorporated into this Purchase Order by reference, are available at [http://qdocs.tbamerica.com/tbatermsandconditions], and Supplier acknowledges receipt, review and acceptance of the Terms and Conditions. Commencement of any work, services, or delivery of goods under this Purchase Order shall constitute Supplier's acceptance of this Order and the Terms and Conditions.

ALL INVOICES AND PACKING SLIPS MUST REFERENCE PURCHASE ORDER NUMBER.